                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent A. Kleeberger, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 1,400,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's Second Amended and Restated 1999 Stock Option and Performance Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October 2001.

         Signature                                          Title
         ---------                                          ------

/s/ Michael W. Rayden                     Chairman of the Board of Directors,
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Michael W. Rayden                         President and Chief Executive Officer
                                          (Principal Executive Officer)

/s/ Kent A. Kleeberger                    Director, Executive Vice President -
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Kent A. Kleeberger                        Chief Financial Officer, Logistics
                                          and Systems, Secretary and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

/s/ Nancy J. Kramer                       Director
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Nancy J. Kramer

/s/ David A. Krinsky                      Director
-----------------------------
David A. Krinsky

/s/ Philip E. Mallott                     Director
-----------------------------
Philip E. Mallott

                                          Director
-----------------------------
James U. McNeal, Ph.D.

/s/ Kenneth James Strottman               Director
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Kenneth James Strottman